                                                                      Exhibit 24


                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or a director of Associates First Capital Corporation, which corporation proposes to file with the Securities and Exchange Commission, Washington, D.C., a Registration Statement pursuant to the provisions of the Securities Act of 1933, as amended, with respect to the issue and sale of certain securities of the Company bearing such name or designation and having such terms and to be in such form as may be selected by the responsible officers of the Company, has made, constituted and appointed and by these presents, does hereby make, constitute and appoint ROY A. GUTHRIE, JOHN F. STILLO, CHESTER D. LONGENECKER and TIMOTHY M. HAYES, and each of them, his true and lawful attorneys, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Registration Statement and any and all amendments or post-effective amendments thereto and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said ROY A. GUTHRIE, JOHN F. STILLO, CHESTER D. LONGENECKER and TIMOTHY M. HAYES, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises, as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that said ROY A. GUTHRIE, JOHN F. STILLO, CHESTER D. LONGENECKER and TIMOTHY M. HAYES, or any of them, as said attorneys, may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has set his hand this _27th_ day of August, 1998.



                             SIGNATURE:    /s/ Harold D. Marshall
                                          -----------------------------------
                                          Harold D. Marshall

                                OFFICE:   President, Chief Operating Officer
                                          and Director

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or a director of Associates First Capital Corporation, which corporation proposes to file with the Securities and Exchange Commission, Washington, D.C., a Registration Statement pursuant to the provisions of the Securities Act of 1933, as amended, with respect to the issue and sale of certain securities of the Company bearing such name or designation and having such terms and to be in such form as may be selected by the responsible officers of the Company, has made, constituted and appointed and by these presents, does hereby make, constitute and appoint ROY A. GUTHRIE, JOHN F. STILLO, CHESTER D. LONGENECKER and TIMOTHY M. HAYES, and each of them, his true and lawful attorneys, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Registration Statement and any and all amendments or post-effective amendments thereto and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said ROY A. GUTHRIE, JOHN F. STILLO, CHESTER D. LONGENECKER and TIMOTHY M. HAYES, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises, as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that said ROY A. GUTHRIE, JOHN F. STILLO, CHESTER D. LONGENECKER and TIMOTHY M. HAYES, or any of them, as said attorneys, may or shall lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has set his hand this _27th_ day of August, 1998.


                             SIGNATURE:   /s/ Keith W. Hughes
                                          -----------------------------------
                                          Keith W. Hughes

                                OFFICE:   Chairman of the Board,
                                          Chief Executive Officer and Director

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or a director of Associates First Capital Corporation, which corporation proposes to file with the Securities and Exchange Commission, Washington, D.C., a Registration Statement pursuant to the provisions of the Securities Act of 1933, as amended, with respect to the issue and sale of certain securities of the Company bearing such name or designation and having such terms and to be in such form as may be selected by the responsible officers of the Company, has made, constituted and appointed and by these presents, does hereby make, constitute and appoint ROY A. GUTHRIE, JOHN F. STILLO, CHESTER D. LONGENECKER and TIMOTHY M. HAYES, and each of them, his true and lawful attorneys, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Registration Statement and any and all amendments or post-effective amendments thereto and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said ROY A. GUTHRIE, JOHN F. STILLO, CHESTER D. LONGENECKER and TIMOTHY M. HAYES, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises, as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that said ROY A. GUTHRIE, JOHN F. STILLO, CHESTER D. LONGENECKER and TIMOTHY M. HAYES, or any of them, as said attorneys, may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has set his hand this _27th day of August, 1998.


                             SIGNATURE:   /s/ Roy A. Guthrie
                                          ------------------------------------
                                          Roy A. Guthrie

                                OFFICE:   Senior Executive Vice President,
                                          Chief Financial Officer and Director

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or a director of Associates First Capital Corporation, which corporation proposes to file with the Securities and Exchange Commission, Washington, D.C., a Registration Statement pursuant to the provisions of the Securities Act of 1933, as amended, with respect to the issue and sale of certain securities of the Company bearing such name or designation and having such terms and to be in such form as may be selected by the responsible officers of the Company, has made, constituted and appointed and by these presents, does hereby make, constitute and appoint ROY A. GUTHRIE, JOHN F. STILLO, CHESTER D. LONGENECKER and TIMOTHY M. HAYES, and each of them, his true and lawful attorneys, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Registration Statement and any and all amendments or post-effective amendments thereto and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said ROY A. GUTHRIE, JOHN F. STILLO, CHESTER D. LONGENECKER and TIMOTHY M. HAYES, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises, as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that said ROY A. GUTHRIE, JOHN F. STILLO, CHESTER D. LONGENECKER and TIMOTHY M. HAYES, or any of them, as said attorneys, may or shall lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has set his hand this _27th_ day of August, 1998.


                             SIGNATURE:   /s/ John F. Stillo
                                          -------------------------------------
                                          John F. Stillo

                                OFFICE: Senior Vice President, Comptroller, and Principal Accounting Officer

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or a director of Associates First Capital Corporation, which corporation proposes to file with the Securities and Exchange Commission, Washington, D.C., a Registration Statement pursuant to the provisions of the Securities Act of 1933, as amended, with respect to the issue and sale of certain securities of the Company bearing such name or designation and having such terms and to be in such form as may be selected by the responsible officers of the Company, has made, constituted and appointed and by these presents, does hereby make, constitute and appoint ROY A. GUTHRIE, JOHN F. STILLO, CHESTER D. LONGENECKER and TIMOTHY M. HAYES, and each of them, his true and lawful attorneys, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Registration Statement and any and all amendments or post-effective amendments thereto and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said ROY A. GUTHRIE, JOHN F. STILLO, CHESTER D. LONGENECKER and TIMOTHY M. HAYES, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises, as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that said ROY A. GUTHRIE, JOHN F. STILLO, CHESTER D. LONGENECKER and TIMOTHY M. HAYES, or any of them, as said attorneys, may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has set his hand this 27th__ day of August, 1998.


                             SIGNATURE:   /s/ J. Carter Bacot
                                          -------------------------------------
                                          J. Carter Bacot

                                OFFICE:   Director

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or a director of Associates First Capital Corporation, which corporation proposes to file with the Securities and Exchange Commission, Washington, D.C., a Registration Statement pursuant to the provisions of the Securities Act of 1933, as amended, with respect to the issue and sale of certain securities of the Company bearing such name or designation and having such terms and to be in such form as may be selected by the responsible officers of the Company, has made, constituted and appointed and by these presents, does hereby make, constitute and appoint ROY A. GUTHRIE, JOHN F. STILLO, CHESTER D. LONGENECKER and TIMOTHY M. HAYES, and each of them, his true and lawful attorneys, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Registration Statement and any and all amendments or post-effective amendments thereto and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said ROY A. GUTHRIE, JOHN F. STILLO, CHESTER D. LONGENECKER and TIMOTHY M. HAYES, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises, as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that said ROY A. GUTHRIE, JOHN F. STILLO, CHESTER D. LONGENECKER and TIMOTHY M. HAYES, or any of them, as said attorneys, may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has set his hand this _27th_ day of August, 1998.


                             SIGNATURE:   /s/ Eric S. Dobkin
                                          -------------------------------------
                                          Eric S. Dobkin

                                OFFICE:   Director

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or a director of Associates First Capital Corporation, which corporation proposes to file with the Securities and Exchange Commission, Washington, D.C., a Registration Statement pursuant to the provisions of the Securities Act of 1933, as amended, with respect to the issue and sale of certain securities of the Company bearing such name or designation and having such terms and to be in such form as may be selected by the responsible officers of the Company, has made, constituted and appointed and by these presents, does hereby make, constitute and appoint ROY A. GUTHRIE, JOHN F. STILLO, CHESTER D. LONGENECKER and TIMOTHY M. HAYES, and each of them, his true and lawful attorneys, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Registration Statement and any and all amendments or post-effective amendments thereto and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said ROY A. GUTHRIE, JOHN F. STILLO, CHESTER D. LONGENECKER and TIMOTHY M. HAYES, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises, as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that said ROY A. GUTHRIE, JOHN F. STILLO, CHESTER D. LONGENECKER and TIMOTHY M. HAYES, or any of them, as said attorneys, may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has set his hand this _27th_ day of August, 1998.


                             SIGNATURE:   /s/ H. James Toffey, Jr.
                                          -------------------------------------
                                          H. James Toffey, Jr.

                                OFFICE:   Director

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or a director of Associates First Capital Corporation, which corporation proposes to file with the Securities and Exchange Commission, Washington, D.C., a Registration Statement pursuant to the provisions of the Securities Act of 1933, as amended, with respect to the issue and sale of certain securities of the Company bearing such name or designation and having such terms and to be in such form as may be selected by the responsible officers of the Company, has made, constituted and appointed and by these presents, does hereby make, constitute and appoint ROY A. GUTHRIE, JOHN F. STILLO, CHESTER D. LONGENECKER and TIMOTHY M. HAYES, and each of them, his true and lawful attorneys, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Registration Statement and any and all amendments or post-effective amendments thereto and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said ROY A. GUTHRIE, JOHN F. STILLO, CHESTER D. LONGENECKER and TIMOTHY M. HAYES, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises, as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that said ROY A. GUTHRIE, JOHN F. STILLO, CHESTER D. LONGENECKER and TIMOTHY M. HAYES, or any of them, as said attorneys, may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has set his hand this _27th_ day of August, 1998.


                             SIGNATURE:   /s/ William M. Isaac
                                          -------------------------------------
                                          William M. Isaac

                                OFFICE:   Director